UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23754

SEI EXCHANGE TRADED FUNDS

(Exact name of registrant as specified in charter)

________

SEI Investments Company

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices)

Timothy D. Barto, Esq.

SEI Investments Company

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-676-1000

Date of fiscal year end: March 31, 2023

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

March 31, 2023

ANNUAL REPORT

SEI Exchange Traded Funds

❯	SEI Enhanced U.S. Large Cap Quality Factor ETF

❯	SEI Enhanced U.S. Large Cap Momentum Factor ETF

❯	SEI Enhanced U.S. Large Cap Value Factor ETF

❯	SEI Enhanced Low Volatility U.S. Large Cap ETF

Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

TABLE OF CONTENTS

Letter to Shareholders	1
Management’s Discussion and Analysis of Fund Performance	6
Schedules of Investments	14
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	27
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	36
Trustees and Officers of the Trust	37
Disclosure of Fund Expenses	40
Liquidity Risk Management Program	41
Board of Trustees Considerations in Approving the Advisory Agreement	42
Notice to Shareholders	44

Shares are bought and sold at market price (not net asset value) and are not individually redeemed from a Fund. Shares may only be redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

LETTER TO SHAREHOLDERS

March 31, 2023 (Unaudited)

To Our Shareholders:

All eyes (and ears) were on U.S. Federal Reserve (Fed) during the reporting period of May 18, 2022, to March 31, 2023. The U.S. equity market gyrated as the central bank began and then maintained its interest rate-hiking cycle to tame inflation. Headline inflation, as measured by the U.S. consumer-price index, peaked at annual rate of 9.1% in June 2022, before decelerating to 6.0% as energy prices declined. However, core inflation (which excludes volatile food and energy costs) moderated at a relatively slower pace after reaching 6.6% in September 2022—the largest annual increase in 40 years. As inflationary pressures persisted, the Fed raised its benchmark interest rate seven times by an aggregate of 400 basis points (4.00%) over the reporting period to a range of 4.75% to 5.00%. However, the central bank slowed the pace of its 75-basis-point increases following its meeting in December 2022, raising the federal-funds rate by just 50 basis points, followed by 25-basis-point rate hikes in February and March 2023—the smallest rate hikes since the central bank began its rate-hiking policy in March 2022.

In its announcement of the 25-basis-point increase in the federal funds rate in March, the Federal Open Market Committee (FOMC) commented that it “anticipates that some additional policy firming may be appropriate in order to attain a stance of monetary policy that is sufficiently restrictive to return inflation to 2 percent over time.” The statement omitted the Fed’s longstanding reference to “ongoing increases in the (federal-funds) target range,” suggesting that the central bank may be nearing the end of its rate-hiking cycle.

Towards the end of the reporting period, the financial markets’ focus turned to the banking sector. In early March 2023, two U.S.-based regional banks–Silicon Valley Bank (SVB) and Signature Bank–failed after depositors withdrew funds on fears regarding the valuation of the institutions’ bond portfolios. The Federal Deposit Insurance Corporation (FDIC) was appointed as receiver to SVB on March 12 after the California Department of Financial Protection and Innovation closed the bank. Occurring on the heels of the collapse of Silvergate Capital a few days earlier, SVB’s failure prompted investors to reconsider the safety of their positions across the banking industry. SVB is a unique entity, with a client base highly concentrated among startup, venture capital-backed companies. The deposits of the bank increased tremendously over the past few years and poor liquidity management of these assets appears to have been a significant contributor to the collapse. Both Silvergate Capital and Signature Bank, which was shut down by New York state regulators on March 12, were closely aligned with the highly speculative cryptocurrency industry. In a separate matter, 11 of the largest U.S. banks deposited $30 billion with First Republic Bank, another troubled lender. While there can be many catalysts for a market downturn, the Fed addressed the bank crisis in its announcement of the federal-funds rate increase in March: “The banking system is sound and resilient. Recent developments are likely to result in tighter credit conditions for households and businesses and to weigh on economic activity, hiring, and inflation. The extent of these effects is uncertain.”

The bank troubles were not limited to the U.S., as Swiss lender Credit Suisse also came under pressure after suffering significant investment losses in 2021 and 2022. Credit Suisse reported that clients had withdrawn 110 billion francs (US$119 billion) of funds in the fourth quarter of 2022. The Swiss National Bank, Switzerland’s central bank, announced that it would provide the embattled bank with 50 billion francs ($54 billion) in financial support. Soon thereafter, Swiss bank UBS entered into an agreement to take control of rival lender Credit Suisse in an emergency 3 billion franc ($3.2 billion) deal negotiated by Swiss government regulators. While this development was not directly related to the failures of the U.S. regional banks, the timing resulted in significant declines in the share prices of other banks worldwide.

Geopolitical events

The ongoing war in Ukraine, which began with Russia’s invasion of the country on February 24, 2022, dominated the geopolitical news during the reporting period. Ukraine’s president, Volodymyr Zelenskyy, addressed a joint session of the U.S. Congress in late December 2022 in an effort to secure additional financial aid from the U.S. and its allies. President Joe Biden reiterated the U.S. government’s support for Ukraine in its conflict with Russia. In late December, the U.S. Congress approved $45 billion in additional financial assistance to Ukraine. In February 2023, nearly a year after the conflict began, President Biden made an unannounced visit to Ukraine to meet with President Zelenskyy and to encourage ongoing support from U.S. allies. The visit occurred as Russian President Vladimir Putin increased military activity in eastern Ukraine. President Biden’s trip was particularly risky as there was no protection from U.S. military personnel on the ground in Ukraine. In March, President Xi Jinping of China met with Russian President Vladimir Putin in Moscow to discuss China’s proposal to end the conflict with Ukraine. The Biden administration

SEI Exchange Traded Funds

LETTER TO SHAREHOLDERS (Continued)

March 31, 2023 (Unaudited)

criticized the plan as “the ratification of Russian conquest” as it proposed a ceasefire that would recognize Russia’s right to occupy territory in Ukraine and provide Putin with time to bolster the nation’s military forces.

The Republican Party secured a slim majority in the U.S. House of Representatives in the general election in November 2022. After a contentious 15 ballots of voting in early January 2023, Kevin McCarthy was elected speaker of the House. One of the first moves by McCarthy and other Republican Party leaders was the refusal to approve an increased debt limit (commonly referred to as the “debt ceiling”) unless the administration of President Biden, a Democrat, agreed to specific spending cuts. U.S. Treasury Secretary Janet Yellen announced that the Treasury Department began taking “extraordinary measures” after the government reached its $31.4 trillion borrowing limit on January 19, 2023. Yellen estimated that the U.S. government might run out of money and be unable to meet its financial obligations in early June if the House of Representatives does not vote to raise the debt ceiling. She urged Congress to “act promptly to protect the full faith and credit of the United States.”

Liz Truss was elected U.K. Prime Minister in September 2022, but served just seven weeks before resigning. The disastrous reaction to her fiscal program sent gilt and sterling markets reeling, collapsing her support within the Conservative Party. Her departure cleared the way for Rishi Sunak to ascend as the Conservative Party leader and Prime Minister. The administration of Prime Minister Rishi Sunak had been plagued by public-sector employee strikes and other job actions since late 2022, as pay increases have not kept up with the U.K.’s inflation rate, which was up 10.4% year-over-year in February. Late in the reporting period, however, the labor tensions appeared to be easing. Several National Health Service (NHS) unions–including the Royal College of Nursing, GMB and Unison–supported the government’s offer of a pay raise of 2% in 2022-2023, followed by a 5% increase in 2023-24, with larger raises for the lowest-paid employees. On March 15, U.K. Chancellor Jeremy Hunt unveiled the government’s new budget, which directly addresses the nation’s tight employment situation. Among some of the proposals: increasing vocational training; providing tax incentives, enhancing access to capital and easing certain regulations to encourage the creation of new enterprises; and encouraging increased participation in the workforce of individuals with disabilities, welfare recipients, older persons, and parents facing high childcare costs.

Economic performance

U.S. inflation, as measured by the consumer-price index (CPI), peaked at an annual rate of 9.1% in June 2022, the largest year-over-year increase since December 1981, and then showed signs of cooling in the second half of the reporting period. The CPI ticked up 0.1% in March 2023, down from the 0.4% rise in February, and was up 5.0% year-over-year—the smallest annual increase since May 2021. The government attributed the small increase in inflation for the month to higher housing and transportation services costs, which were partially offset by declines in prices for energy and energy services. Core inflation, as measured by the CPI for all items less food and energy, increased 0.4% in March, marginally lower than the 0.5% rise in February.

According to the Department of Commerce, the personal-consumption-expenditures (PCE) price index rose 0.1% in March and 4.2% over the previous 12-month period—down from February’s 0.3% and 5.1% respective monthly and annual increases. Food prices dipped 0.2% during the month and were up 8.0% year-over-year—sharply lower than the 0.2% and 9.7% increases for the corresponding time periods in February. Energy goods and services costs fell 3.7% in March and tumbled 9.8% over the previous 12 months. The PCE price index is the Fed’s preferred gauge of inflation, as it tracks the change in prices paid by or on behalf of consumers for a more comprehensive set of goods and services than that of the CPI.

The Department of Commerce also reported that the U.S. economy expanded at annualized rates of 3.2% and 2.6% in the third and fourth quarters of 2022, respectively. These gains reversed the corresponding 1.6% and 0.6% declines in GDP in the first and second quarters of the year. The U.S. economy expanded by 2.1% for the 2022 calendar year—down from the 37-year high of 5.7% in 2021. The government attributed the rise in GDP in 2022 mainly to upturns in consumer spending and exports, which were partly offset by decreases in residential fixed investment (purchases of private residential structures and residential equipment that is owned by landlords and rented to tenants) and federal government spending, as well as an increase in imports (which are subtracted from the calculation of GDP).

According to the Department of Labor, U.S. payrolls expanded by a monthly average of 345,000 over the reporting period, and the unemployment rate remained in a narrow range, dipping from 3.6% to 3.5%. The labor-force

SEI Exchange Traded Funds

participation rate (the percentage of the U.S. population that is either working or actively looking for work) ended the period at 62.4%, edging up from 62.2% in March 2022. Average hourly earnings rose 4.2% over the 12-month period.

Market developments

The global equity markets lost ground amid numerous periods of volatility over the reporting period. Developed markets outperformed their emerging-market counterparts. Both the developed and emerging European markets registered modest gains and were the top-performing regions in each asset class. Conversely, North America posted the greatest loss among developed markets for the reporting period, with particular weakness in Canada. Latin America was the primary laggard among emerging markets. Turkey garnered a significant gain and was the strongest-performing emerging-market country, while Colombia and Brazil saw notable losses and were the weakest performers.

A theme for U.S. fixed-income markets over the reporting period was the inversion of the U.S. Treasury yield curve beginning in early July 2022, when yields on shorter-term bonds exceeded those on longer-dated securities (bond prices move inversely to interest rates). The significant upturn in shorter-term bond yields reflected expectations for continued rate hikes by the Fed; longer-term bonds showed signs of concerns regarding how monetary tightening might have a negative effect on economic growth. Despite a notable decline in March 2023, the yield on the two-year Treasury note ended the reporting period up 135 basis points (1.35%) to 4.06%, while the 10-year yield rose 50 basis points to 3.48%.

Commodity prices, as measured by the Bloomberg Commodity Total Return Index (which represents the broad commodity market), fell 16.1% during the reporting period. However, gold prices initially declined due mainly to notable strength in the U.S. dollar, but subsequently staged a rally and ended the period in positive territory as the greenback weakened and the Fed’s interest-rate hikes began to moderate. Prices for West Texas Intermediate crude oil and Brent crude oil declined significantly during the period amid concerns that additional interest-rate hikes from central banks will weigh on global economic growth and reduce demand. Wheat prices tumbled after Russia renewed a deal with the UN, Ukraine, and Turkey that allows the shipment of Ukrainian grain through the Black Sea. Additionally, late in the period, Egypt made a large purchase tender for Russian wheat at a relatively low price. Russia reduced its prices in a bid to undercut those of other wheat-exporting countries.

Our view

Economists have been struggling for the past several months to find the right analogy to describe the future trajectory of growth and inflation in the U.S. The optimists favor the term “soft landing,” whereby growth in business activity slows just enough to reduce inflation pressures without causing a recession. Pessimists see a “hard landing” ahead as the global economy stumbles into recession due to overly tight central-bank monetary policies. Still others see “no landing” whatsoever—economic growth actually accelerates, along with inflation. SEI suggests a fourth possibility: a “holding pattern” in which the economy moves in circles with no estimated time of arrival. Economic growth slows, but not enough to push inflation back to the 2% target rate that the Fed and other major central banks have set as their goal. Eventually, the plane runs out of gas and a recession develops.

We believe the tumult in the banking system isn’t over yet. Although it appears that the crisis stage has eased, smaller banks are facing ongoing pressure to raise deposit rates to more competitive levels, while borrowing from the Fed and U.S. government agencies to improve their liquidity. A recession becomes likelier due to the important role that community and regional banks play in the U.S. financial system. According to the Fed, smaller banks (below the 25 largest banking institutions ranked by domestic assets), account for roughly two-thirds of commercial bank loans. They also comprise a very large proportion of credit extended to small businesses.

The crisis in the banking sector doesn’t seem to be dissuading other central banks from pursuing their inflation-fighting goals. In particular, the European Central Bank (ECB) surprised the markets by raising its three key policy rates by 0.5% in March, as members of the Governing Council strongly hinted they would prior to onset of the recent market turbulence. The ECB’s rationale was clear: The mandate is to bring inflation back to its 2% target rate, and the central bank will use its monetary toolset (interest rates and security sales from its balance sheet) in an effort to achieve those goals. The ECB is not ignoring the financial stability and the underlying health of the banking system, however. Rather, ECB President Christine Lagarde insists there is another set of tools that can be used for that purpose, including liquidity support via its various asset purchase and lending programs, such as the Transmission

SEI Exchange Traded Funds

LETTER TO SHAREHOLDERS (Concluded)

March 31, 2023 (Unaudited)

Protection Instrument (TPI). The TPI was introduced in July 2022, and can be used to counter disorderly market conditions that pose a serious threat to the transmission of monetary policy across the euro area. It gives the central bank the ability to buy the public-sector securities of sovereign and regional governments and agencies with remaining maturities between one and 10 years. There is no preordained limit to the purchases that can be made, and the ECB will have wide discretion regarding which securities to purchase from which member countries.

Investors have become “Pavlovian” in regard to central bank stimulus—equity markets fall, central banks cut rates. We question whether this reaction function will remain in place in a regime of stubborn inflation rates. That is, we see headwinds for the equity markets and do not expect central banks to come to the rescue as they have in the past. We think that the impact of higher rates and tighter monetary policy will expand beyond the highly sensitive sectors (i.e., housing) into the broader economy.

Labor input costs are one of the most prominent drivers of inflation and, with worker participation levels softening over time (particularly for the working-age male cohort) and the swift aging of populations in many major developed and emerging economies, we may see continued upward pressure on wages that help keep inflation higher for longer. The most recent reported unemployment rates are at or below long-term equilibrium levels for many countries. This implies that labor markets globally are extremely tight and wage growth is likely to remain higher-than-desired, putting continued upward pressure on inflation.

SEI has consistently predicted that inflation would be higher for longer since the spring of 2021. Our out-of-consensus call was based in part on the tight labor-market conditions that prevailed in the U.S., Canada, the U.K., and Europe.

“Labor pains” may persist until an economic recession fully takes root. Nonetheless, even the bitter pill of a recession won’t alleviate all pressure from the labor market, as population aging can’t be reversed by economic distress. While we believe that a recession is likely, we expect it will be relatively shallow and brief. Unfortunately, at least some labor pains may outlive a recession.

We remain cautious on equity markets from a top-down perspective. Within the equity asset class, we continue to focus on our core approach: favoring high-quality companies with positive earnings momentum at reasonable valuations.

Sincerely,

James Smigiel

Chief Investment Officer

SEI Exchange Traded Funds

Index Definitions

The Bloomberg Commodity Total Return Index comprises futures contracts and tracks the performance of a fully collateralized investment in the index. This combines the returns of the index with the returns on cash collateral invested in 13-week (three-month) U.S. Treasury bills.

The Bloomberg U.S. Government Index tracks the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

The ICE BofA U.S. Corporate Index includes publicly issued, fixed-rate, nonconvertible investment-grade (rated BBB- or higher by S&P Global Ratings and Fitch Ratings or Baa3 or higher by Moody’s Investors Service) dollar-denominated, U.S. Securities and Exchange (SEC)-registered corporate debt having at least one year to maturity.

The ICE BofA U.S. High Yield Constrained Index is a market capitalization-weighted index which tracks the performance of U.S. dollar-denominated below-investment-grade (rated BB+ or lower by S&P Global Ratings and Fitch Ratings or Ba1 or lower by Moody’s Investors Service) corporate debt publicly issued in the U.S. domestic market.

The Russell 1000® Index includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

The S&P U.S. Mortgage-Backed Securities Index tracks the performance of U.S. dollar-denominated, fixed-rate and adjustable-rate/hybrid mortgage pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC).

SEI Exchange Traded Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

SEI Enhanced U.S. Large Cap Quality Factor ETF

I. Objective

SEI Enhanced U.S. Large Cap Quality Factor ETF (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

SIMC uses a quantitative-based, active stock selection investment strategy combined with portfolio optimization to construct the Fund’s portfolio. SIMC’s quantitative model evaluates all of the securities in the investment universe of U.S. large-capitalization stocks based on various quality, profitability and risk factors, which may include various sales-based profitability ratios such as profit margins, and investment-based metrics, such as return on assets.

III. Return vs. Benchmark

The Fund returned 10.08% from the date of inception on May 18, 2022, to the end of its fiscal year on March 31, 2023. The Fund’s primary benchmark–the Russell 1000® Index, which tracks the performance of 1000 of the largest U.S. equity securities based on market capitalization–returned 6.17%.

IV. Fund Attribution

The U.S. large-cap equity market finished in positive territory for the reporting period amid significant volatility. Although macroeconomic data delivered conflicting signals on the trajectory of inflation, economy, and interest rates, the period generally was characterized by moderating inflation and deteriorating economic growth expectations. The market punished the financials sector on the back of cascading regional bank failures and fleeing depositors, as noted in the shareholder letter. The real estate sector was hampered by expectations of refinancing troubles to come, while consumer discretionary stocks were dragged down by electric vehicle (EV) manufacturers due to cooling demand and unravelling price wars. Investors sought refuge in highly profitable names within the information technology (IT) sector, consumer staples, and health care.

Quality investing tends to outperform at times of moderating inflation and growth expectations and this reporting period was no exception. Fund performance benefited from both sector positioning and stock selection. At a sector level, an overweight allocation to the outperforming IT and an underweight to the lagging financials sector was the biggest contributor to performance over the reporting period. Furthermore, stock selection within both sectors had a positive impact; Cadence Design Systems and VeriSign were the standout positions within IT, while market index services provider MSCI Inc., and data services company FactSet Research Systems were notable contributors to Fund performance within the financials sector. Fund results in the consumer discretionary sector were particularly strong, all driven by selection. Positive contributions from positions in highly profitable O’Reilly Automotive and Booking Holdings were further supplemented with the benefits from underweights to not-so-profitable EV maker Tesla and online retailer and web service provider Amazon. The Fund’s lack of exposure to the real estate sector–which was the weakest market performer over the period–was also a significant contributor to performance.

Conversely, poor stock selection in communication services sector, mainly positions in social media giant Meta Platforms and Google parent Alphabet, produced outsized drags on Fund performance. Stock selection in industrials, consumer staples, and materials also detracted from performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Exchange Traded Funds

AVERAGE ANNUAL TOTAL RETURN(1)
Cumulative Inception to Date
SEI Enhanced U.S. Large Cap Quality Factor ETF	10.08%
Russell 1000® Index	6.17%

Comparison of Change in the Value of a $10,000 Investment in the SEI Enhanced U.S. Large Cap Quality Factor ETF, versus the Russell 1000® Index

1

For the period ended March 31, 2023. The Fund commenced operations on May 18, 2022. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

SEI Exchange Traded Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

SEI Enhanced U.S. Large Cap Momentum Factor ETF

I. Objective

SEI Enhanced U.S. Large Cap Momentum Factor ETF (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities (such as convertible bonds, convertible preferred stock, depositary receipts, warrants and rights) issued by large U.S. companies. Momentum investing is a trend-following investment strategy that is based on acquiring assets with recent improvement in their price, earnings or other relevant fundamentals. SIMC uses a quantitative-based, active stock selection investment strategy combined with portfolio optimization to construct the Fund’s portfolio.

III. Return vs. Benchmark

The Fund returned 2.74% from the date of inception on May 18, 2022, to the end of its fiscal year on March 31, 2023. The Fund’s primary benchmark–the Russell 1000® Index–which tracks the performance of 1000 of the largest U.S. equity securities based on market capitalization–returned 6.17%.

IV. Fund Attribution

The U.S. large-cap equity market finished in positive territory for the reporting period amid significant volatility. Macroeconomic data delivered conflicting signals on the trajectory of inflation, economy, and interest rates, prompting investors to reassess their expectations and look for new leadership. There generally were prevailing trends changing from favoring reflation and cyclical themes into disinflation and quality preferences over the period.

Momentum investing tends to struggle at times of changing market leadership, and this reporting period was no exception. The Fund lagged the benchmark predominantly due to poor stock selection, while sector positioning marginally mitigated this drag on performance.

Fund results in industrials and health care were particularly poor, yet they were driven by positions in stocks with steadily improving fundamentals which just couldn’t keep up with the strong rally in the technology sector in the first quarter of 2023. Among holdings in the industrials sector, ADP was the biggest detractor from Fund performance. ADP, a global provider of cloud-based human capital management (HCM) solutions, reported better-than-expected earnings and revenue, but the market mood changed to chase a different trend.

Poor stock selection in the materials and energy sectors was attributable to changes in macroeconomic demand, underlying commodity prices, and, consequently, expected earnings trajectory. Within materials, pandemic- and Russia/Ukraine war-induced shortages, as noted in the shareholder letter, had a negative impact on the Fund’s positions in fertilizer producers Mosaic and CF Industries. Similarly, lower oil prices weighed on the Fund’s holdings in the energy sector, mainly oil and gas exploration and production companies Devon Energy and Marathon Oil.

Positive stock selection in the communication services and consumer discretionary sectors bolstered Fund performance for the reporting period. Performance in communication services benefited from a position in marketing and advertising company Interpublic Group of Companies, as well as the lack of exposure to Alphabet and diversified telecommunications company Verizon. Underweight allocations to Tesla and Amazon were the top contributors to Fund performance in the consumer discretionary sector.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Exchange Traded Funds

AVERAGE ANNUAL TOTAL RETURN(1)
Cumulative Inception to Date
SEI Enhanced U.S. Large Cap Momentum Factor ETF	2.74%
Russell 1000® Index	6.17%

Comparison of Change in the Value of a $10,000 Investment in the SEI Enhanced U.S. Large Cap Momentum Factor ETF, versus the Russell 1000® Index

1

For the period ended March 31, 2023. The Fund commenced operations on May 18, 2022. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

SEI Exchange Traded Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

SEI Enhanced U.S. Large Cap Value Factor ETF

I. Objective

SEI Enhanced U.S. Large Cap Value Factor ETF (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity and equity-related securities (such as convertible bonds, convertible preferred stock, depositary receipts, warrants and rights) issued by large U.S. companies. Value investing is a mean-reverting investment strategy that is based on acquiring assets at a discount to their fair valuation. SIMC uses a quantitative-based, active stock selection investment strategy to construct the Fund’s portfolio.

III. Return vs. Benchmark

The Fund returned -1.52% from the date of inception on May 18, 2022, to the end of its fiscal year on March 31, 2023. The Fund’s primary benchmark–the Russell 1000® Index–which tracks the performance of 1000 of the largest U.S. equity securities based on market capitalization–returned 6.17%.

IV. Fund Attribution

The U.S. large-cap equity market finished in positive territory for the reporting period amid significant volatility. Although macroeconomic data delivered conflicting signals on the trajectory of inflation, economy, and interest rates, the period generally was characterized by moderating inflation and deteriorating economic growth expectations. The market punished the financials sector on the back of cascading regional bank failures and fleeing depositors. The real estate sector was hampered by expectations of refinancing troubles to come, while consumer discretionary stocks were dragged down by electric vehicle (EV) manufacturers due to cooling demand and unravelling price wars.

The Fund underperformed its benchmark predominantly due to stock selection in the financials, information technology, communication services, and consumer staples sectors, while positions in the consumer discretionary and health care sectors and the lack of exposure to real estate contributed positively to Fund performance. Moderating inflation expectations and economic growth historically has had a negative effect on value investing strategies, and this reporting period was no exception. However, the regional bank crisis in March 2023, as noted in the shareholder letter, and the concentrated rally in the technology sector in the first quarter of 2023 drove the majority of underperformance for the reporting period.

Within the financials sector, the Fund’s holdings in diversified financial services companies Ally Financial and Capital One were the biggest drags on performance as shares of both companies were caught up in the bank stock selloff, although neither was directly exposed to the underlying causes. Within the information technology sector holdings in relatively cheaper hardware stocks (HP, Dell, Micron, Intel) and underweights to the popular and relatively expensive chip-maker NVIDIA, Apple, and Microsoft were detractors from performance. Within communication services, the position in Lumen Technologies weighed significantly on Fund performance, as the stock experienced strong deterioration in underlying business fundamentals and swung into a loss over the reporting period.

Stock selection in the health care sector enhanced Fund performance for the period. Holdings in health care services provider Cardinal Health and biopharmaceutical firm Gilead Sciences were notable contributors. Cardinal Health benefited from involvement from activist investors driving management and strategy changes, while Gilead Sciences garnered better-than-expected results in its therapies, announcing earnings that significantly beat the market’s expectations and prompting a rise in the share price.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Exchange Traded Funds

AVERAGE ANNUAL TOTAL RETURN(1)
Cumulative Inception to Date
SEI Enhanced U.S. Large Cap Value Factor ETF	-1.52%
Russell 1000® Index	6.17%

Comparison of Change in the Value of a $10,000 Investment in the SEI Enhanced U.S. Large Cap Value Factor ETF, versus the Russell 1000® Index

1

For the period ended March 31, 2023. The Fund commenced operations on May 18, 2022. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

SEI Exchange Traded Funds

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

March 31, 2023 (Unaudited)

SEI Enhanced Low Volatility U.S. Large Cap ETF

I. Objective

SEI Enhanced Low Volatility U.S. Large Cap ETF (the “Fund”) seeks to provide long-term capital appreciation with lower volatility relative to the broad U.S. large cap equity market.

II. Investment Approach

The Fund seeks to provide long-term capital appreciation by investing primarily in U.S. common stocks, while aiming to experience lower volatility compared to the broad U.S. large cap equity market. SIMC uses a quantitative-based, active stock selection investment process to construct the fund's portfolio, utilizing a combination of factor scoring model, risk model and optimization.

III. Return vs. Benchmark

The Fund returned 3.02% from the date of inception on May 18, 2022, to the end of its fiscal year on March 31, 2023. The Fund’s primary benchmark–the Russell 1000® Index–which tracks the performance of 1000 of the largest U.S. equity securities based on market capitalization–returned 6.17%.

IV. Fund Attribution

The U.S. large-cap equity market finished in positive territory for the reporting period amid significant volatility. Although macroeconomic data delivered conflicting signals on the trajectory of inflation, economy, and interest rates, the period generally was characterized by moderating inflation and deteriorating economic growth expectations as noted in the shareholder letter. Such conditions historically have led to strong relative performance of low-volatility strategies, and the Fund’s performance for this reporting period was broadly consistent with this economic environment. However, there was a sharp rebound in more volatile stocks in January 2023. Consequently, low-risk stocks significantly lagged the overall U.S. equity market, and the Fund underperformed its benchmark for the period.

At the sector level, Fund performance was hampered by stock selection in the health care, industrials, and information technology sectors, which was partially mitigated by outperformance of holdings in the consumer staples and consumer discretionary sectors. Within health care, Pfizer was the biggest detractor from Fund performance after the biopharmaceutical firm reduced its earnings guidance for its 2023 fiscal year on the back of waning COVID-related treatments and vaccines. CVS Health was also a significant detractor from performance as the health care services provider and retail drugstore chain operator tempered its earnings outlook due to Medicare star-rating (a measure of the performance of Medicare prescription and Medicare Advantage plans) headwinds. Notable detractors from performance within the industrials sector included a position in defense contractor Northrop Grumman, as its share price fell on increased risk of U.S. government defense spending cuts. An underweight to global aerospace company Boeing, which benefited from recovery in their aircraft orders, also weighed on Fund performance. Results in utilities were mostly sector-driven, as many Fund holdings were hampered by a trifecta of falling energy prices, higher debt refinancing cost risks, and waning investor interest.

On the positive side, stock selection in the consumer staples sector benefited Fund performance for the reporting period, most notably holdings in food and beverage company J.M. Smucker Co. and retailing giant Walmart. J.M. Smucker delivered relatively stronger quarterly earnings amid relatively pessimistic market expectations, which contributed to an increase in the share price. Walmart’s stock price enjoyed a recovery following its inflation fear-induced panic selling in early 2022.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

SEI Exchange Traded Funds

AVERAGE ANNUAL TOTAL RETURN(1)
Cumulative Inception to Date
SEI Enhanced Low Volatility U.S. Large Cap ETF	3.02%
Russell 1000® Index	6.17%

Comparison of Change in the Value of a $10,000 Investment in the SEI Enhanced Low Volatility U.S. Large Cap ETF, versus the Russell 1000® Index

1

For the period ended March 31, 2023. The Fund commenced operations on May 18, 2022. The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that shares, when redeemed or sold in the market, may be worth more or less than their original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

SEI Exchange Traded Funds

SCHEDULE OF INVESTMENTS

March 31, 2023

SEI Enhanced U.S. Large Cap Quality Factor ETF

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 99.4%

Communication Services — 6.9%
Alphabet, Cl A *	6,469	$671
Alphabet, Cl C *	292	31
Electronic Arts	1,861	224
World Wrestling Entertainment, Cl A	113	10

		936
Consumer Discretionary — 15.3%
Amazon.com *	316	33
AutoZone *	16	39
Booking Holdings *	99	263
Domino's Pizza	604	199
Grand Canyon Education *	628	72
H&R Block	1,073	38
McDonald's	218	61
NVR *	51	284
O'Reilly Automotive *	499	424
Ulta Beauty *	646	352
Yum! Brands	2,430	321

		2,086
Consumer Staples — 10.9%
Altria Group	6,402	286
Coca-Cola	5,016	311
Colgate-Palmolive	2,748	207
Monster Beverage *	3,390	183
PepsiCo	75	14
Philip Morris International	3,840	373
Procter & Gamble	708	105

		1,479
Financials — 7.0%
American Express	137	23
FactSet Research Systems	642	266
Mastercard, Cl A	135	49

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Moody's	767	$235
MSCI, Cl A	580	325
Visa, Cl A	226	51

		949
Health Care — 17.1%
Bristol-Myers Squibb	3,149	218
Edwards Lifesciences *	478	40
Eli Lilly	250	86
Hologic *	3,809	307
Johnson & Johnson	2,057	319
Merck & Co	3,612	384
Mettler-Toledo International *	183	280
Pfizer	7,161	292
Vertex Pharmaceuticals *	1,100	347
Waters *	185	57

		2,330
Industrials — 8.6%
Expeditors International of Washington	2,760	304
Fastenal	5,463	295
Landstar System	591	106
Robert Half International	1,808	145
United Parcel Service, Cl B	1,665	323

		1,173
Information Technology — 32.9%
Adobe *	391	151
Apple	7,015	1,157
Broadcom	412	264
Cadence Design Systems *	1,891	397
Cisco Systems	1,088	57
Dolby Laboratories, Cl A	1,081	92
Dropbox, Cl A *	5,033	109
Keysight Technologies *	1,798	290
Manhattan Associates *	1,055	163
Microsoft	3,601	1,038
Pure Storage, Cl A *	2,109	54
QUALCOMM	167	21
Texas Instruments	1,913	356
VeriSign *	1,507	319

		4,468
Materials — 0.7%
Louisiana-Pacific	1,685	91

Total Common Stock
(Cost $12,481) ($ Thousands)		13,512

Total Investments in Securities — 99.4%
(Cost $12,481) ($ Thousands)		$13,512

SEI Exchange Traded Funds

Percentages are based on Net Assets of $13,593 ($ Thousands).
*	Non-income producing security.
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See “Glossary” for abbreviations.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds

SCHEDULE OF INVESTMENTS

March 31, 2023

SEI Enhanced U.S. Large Cap Momentum Factor ETF

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† — 99.2%

Communication Services — 2.4%
Alphabet, Cl C *	49	$5
Interpublic Group of Cos	10,494	391
World Wrestling Entertainment, Cl A	1,140	104

		500
Consumer Discretionary — 12.0%
Amazon.com *	335	34
AutoZone *	209	514
Deckers Outdoor *	182	82
Dick's Sporting Goods	1,471	209
Genuine Parts	2,447	409
H&R Block	4,585	162
Lowe's	690	138
Lululemon Athletica *	569	207
O'Reilly Automotive *	532	452
Ross Stores	1,801	191
Ulta Beauty *	247	135

		2,533
Consumer Staples — 9.5%
Archer-Daniels-Midland	408	32
BJ's Wholesale Club Holdings *	3,736	284
General Mills	5,308	454
Hershey	2,284	581
Kroger	4,958	245
Lamb Weston Holdings	3,932	411

		2,007
Energy — 4.2%
Chevron	2,112	345
Halliburton	1,550	49
Schlumberger	8,903	437

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Valero Energy	407	$57

		888
Financials — 8.2%
Aflac	1,407	91
American Financial Group	217	26
Arch Capital Group *	4,861	330
Blackstone	2,600	228
Chubb	56	11
FactSet Research Systems	557	231
Raymond James Financial	1,442	134
Unum Group	2,271	90
W R Berkley	5,713	356
WEX *	1,255	231

		1,728
Health Care — 12.4%
AbbVie	622	99
Acadia Healthcare *	1,244	90
Cigna	139	35
GE HealthCare Technologies *	1,317	108
Gilead Sciences	5,760	478
Humana	840	408
IQVIA Holdings *	1,526	303
Masimo *	632	117
McKesson	1,188	423
Merck & Co	1,412	150
Thermo Fisher Scientific	688	397

		2,608
Industrials — 13.1%
Automatic Data Processing	1,893	421
Axon Enterprise *	1,869	420
Booz Allen Hamilton Holding, Cl A	3,545	329
Clean Harbors *	1,465	209
Hubbell, Cl B	776	189
nVent Electric	1,466	63
Parker-Hannifin	1,245	418
Republic Services, Cl A	2,993	405
WillScot Mobile Mini Holdings *	6,253	293

		2,747
Information Technology — 30.5%
Allegro MicroSystems *	1,882	90
Apple	10,145	1,673
Arista Networks *	3,597	604
Cadence Design Systems *	2,260	475
Enphase Energy *	834	175
Fair Isaac *	81	57
First Solar *	1,987	432
Jabil	3,675	324
Juniper Networks	17	1
Keysight Technologies *	1,202	194
Manhattan Associates *	1,750	271

SEI Exchange Traded Funds

Description	Shares	Market Value ($ Thousands)
COMMON STOCK†† (continued)
Microsoft	2,486	$717
Monolithic Power Systems	519	260
ON Semiconductor *	8,178	673
Palo Alto Networks *	1,117	223
Paylocity Holding *	1,142	227

		6,396
Materials — 2.0%
Albemarle	508	112
Chemours	3,080	92
Graphic Packaging Holding	8,062	206
Reliance Steel & Aluminum	50	13

		423
Real Estate — 2.1%
Extra Space Storage ‡	1,859	303
Public Storage ‡	475	143

		446
Utilities — 2.8%
National Fuel Gas	2,459	142
NextEra Energy	5,856	451

		593
Total Common Stock
(Cost $19,685) ($ Thousands)		20,869

Total Investments in Securities — 99.2%
(Cost $19,685) ($ Thousands)		$20,869

Percentages are based on Net Assets of $21,047 ($ Thousands).
*	Non-income producing security.
††	Narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.
‡	Real Estate Investment Trust.

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See “Glossary” for abbreviations.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds

SCHEDULE OF INVESTMENTS

March 31, 2023

SEI Enhanced U.S. Large Cap Value Factor ETF

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.2%

Communication Services — 9.1%
Alphabet, Cl C *	2,410	$251
Altice USA, Cl A *	653	2
AT&T	26,521	510
Comcast, Cl A	2,380	90
Lumen Technologies	28,735	76
Meta Platforms, Cl A *	1,744	369
Omnicom Group	1,248	118
Playtika Holding *	2,454	28
Verizon Communications	11,099	432

		1,876
Consumer Discretionary — 11.0%
Amazon.com *	407	42
AutoNation *	955	128
Bath & Body Works	1,175	43
eBay	3,224	143
Ford Motor	11,712	147
General Motors	5,304	194
H&R Block	4,748	167
Lennar, Cl A	3,139	330
Lennar, Cl B	399	36
Macy's	7,283	128
Mohawk Industries *	537	54
Nordstrom	1,472	24
PulteGroup	6,828	398
PVH	1,986	177
Thor Industries	863	69
Toll Brothers	3,009	181

		2,261
Consumer Staples — 7.0%
Albertsons, Cl A	4,635	96
Altria Group	6,472	289

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Kraft Heinz	682	$26
Kroger	11,614	574
Pilgrim's Pride *	1,279	30
Seaboard	5	19
Tyson Foods, Cl A	5,450	323
Walgreens Boots Alliance	2,200	76

		1,433
Energy — 4.2%
APA	9,078	327
Chesapeake Energy	1,921	146
EQT	3,496	112
Ovintiv	4,493	162
PDC Energy	300	19
Southwestern Energy *	3,804	19
Valero Energy	508	71

		856
Financials — 15.0%
Affiliated Managers Group	1,098	156
AGNC Investment ‡	14,403	145
Ally Financial	8,333	213
American International Group	7,390	372
Bank OZK	3,122	107
Brighthouse Financial *	1,976	87
Capital One Financial	4,179	402
Citigroup	1,897	89
First Citizens BancShares, Cl A	182	177
Janus Henderson Group	2,084	56
Jefferies Financial Group	5,629	179
MGIC Investment	8,368	112
New York Community Bancorp	18,501	167
OneMain Holdings, Cl A	489	18
Popular	2,078	119
SLM	7,086	88
Synchrony Financial	12,034	350
Western Union	11,206	125
Zions Bancorp	4,011	120

		3,082
Health Care — 19.1%
AbbVie	671	107
Bristol-Myers Squibb	3,691	256
Cardinal Health	7,573	572
Cigna	640	163
CVS Health	6,022	447
DaVita *	1,084	88
Gilead Sciences	6,383	530
Laboratory Corp of America Holdings	1,683	386
McKesson	1,643	585
Organon & Co	6,467	152
Pfizer	308	13
Quest Diagnostics	2,443	346

SEI Exchange Traded Funds

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Viatris, Cl W	30,056	$289

		3,934
Industrials — 3.9%
Allison Transmission Holdings	2,954	134
Avis Budget Group *	288	56
Copa Holdings, Cl A	798	74
ManpowerGroup	314	26
Owens Corning	2,606	250
Ryder System	1,436	128
Schneider National, Cl B	1,476	39
Science Applications International	818	88

		795
Information Technology — 22.1%
Amdocs	144	14
Apple	5,342	881
Arrow Electronics *	1,919	240
Avnet	2,542	115
Cognizant Technology Solutions, Cl A	960	58
Dell Technologies, Cl C	4,583	184
Dropbox, Cl A *	7,009	152
DXC Technology *	6,367	163
Gen Digital	1,591	27
Hewlett Packard Enterprise	23,724	378
HP	16,211	476
Intel	6,279	205
Jabil	3,973	350
Micron Technology	3,091	187
Microsoft	2,502	721
Oracle	1,716	160
TD SYNNEX	1,152	111
Teradata *	2,835	114

		4,536
Materials — 7.6%
Berry Global Group	2,213	130
Dow	1,305	72
Huntsman	5,165	141
International Paper	6,380	230
Louisiana-Pacific	2,037	110
LyondellBasell Industries, Cl A	3,190	300
Mosaic	604	28
Olin	3,714	206
Steel Dynamics	1,256	142
United States Steel	7,370	192

		1,551
Utilities — 0.2%
PG&E *	1,722	28

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
PPL	664	$18

		46
Total Common Stock
(Cost $20,536) ($ Thousands)		20,370

Total Investments in Securities — 99.2%
(Cost $20,536) ($ Thousands)		$20,370

Percentages are based on Net Assets of $20,544 ($ Thousands).
*	Non-income producing security.
‡	Real Estate Investment Trust.

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See “Glossary” for abbreviations.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds

SCHEDULE OF INVESTMENTS

March 31, 2023

SEI Enhanced Low Volatility U.S. Large Cap ETF

†Percentages based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 99.1%

Communication Services — 12.4%
Alphabet, Cl C *	1,290	$134
AT&T	16,237	313
Comcast, Cl A	5,571	211
Fox	242	8
Interpublic Group of Cos	5,401	201
Omnicom Group	2,934	277
T-Mobile US *	423	61
Verizon Communications	7,221	281

		1,486
Consumer Discretionary — 4.7%
Amazon.com *	208	22
AutoZone *	23	56
Genuine Parts	335	56
Grand Canyon Education *	404	46
H&R Block	2,413	85
McDonald's	627	175
Service Corp International	1,375	95
Yum! Brands	211	28

		563
Consumer Staples — 12.0%
General Mills	2,975	254
Hershey	354	90
J M Smucker	1,442	227
Kellogg	535	36
Philip Morris International	2,372	231
Procter & Gamble	2,082	310
Walmart	1,935	285

		1,433
Energy — 3.4%
Chevron	1,885	307
Kinder Morgan	4,765	84

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Marathon Petroleum	107	$14

		405
Financials — 6.9%
Allstate	727	81
American Financial Group	148	18
Berkshire Hathaway, Cl B *	497	153
Chubb	810	157
Jack Henry & Associates	67	10
Loews	410	24
Marsh & McLennan	153	26
Travelers	531	91
W R Berkley	3,329	207
White Mountains Insurance Group	40	55

		822
Health Care — 18.9%
Bristol-Myers Squibb	3,209	222
Cardinal Health	1,547	117
Chemed	58	31
CVS Health	2,782	207
Gilead Sciences	3,306	274
Johnson & Johnson	2,325	360
McKesson	614	219
Merck & Co	3,429	365
Pfizer	7,244	296
Quest Diagnostics	1,210	171

		2,262
Industrials — 7.7%
3M	253	27
Expeditors International of Washington	1,817	200
Genpact	734	34
Landstar System	565	101
Republic Services, Cl A	1,814	245
Robert Half International	640	52
Snap-on	133	33
United Parcel Service, Cl B	194	38
Waste Management	1,222	199

		929
Information Technology — 24.1%
Accenture, Cl A	902	258
Amdocs	1,943	187
Amphenol, Cl A	471	39
Apple	2,772	457
Arrow Electronics *	999	125
Avnet	1,350	61
Cisco Systems	5,974	312
Dolby Laboratories, Cl A	963	82
Jabil	1,973	174
Juniper Networks	3,439	118
Microsoft	1,431	413
Motorola Solutions	82	23

SEI Exchange Traded Funds

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Oracle	3,512	$326
Roper Technologies	581	256
TD SYNNEX	536	52
Texas Instruments	56	10

		2,893
Materials — 1.9%
Reliance Steel & Aluminum	606	155
Silgan Holdings	1,336	72

		227
Utilities — 7.1%
Atmos Energy	542	61
CMS Energy	124	7
Consolidated Edison	2,854	273
DTE Energy	387	42
Duke Energy	2,415	233
Hawaiian Electric Industries	1,527	59
National Fuel Gas	1,329	77
UGI	2,965	103

		855
Total Common Stock
(Cost $11,518) ($ Thousands)		11,875

Total Investments in Securities — 99.1%
(Cost $11,518) ($ Thousands)		$11,875

Percentages are based on Net Assets of $11,977 ($ Thousands).
*	Non-income producing security.

As of March 31, 2023, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

See “Glossary” for abbreviations.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds

Glossary: (abbreviations which may be used in the preceding Schedules of Investments)

Portfolio Abbreviations
Cl — Class

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds

STATEMENTS OF ASSETS AND LIABILITIES ($ Thousands)

March 31, 2023

	SEI Enhanced U.S. Large Cap Quality Factor ETF		SEI Enhanced U.S. Large Cap Momentum Factor ETF		SEI Enhanced U.S. Large Cap Value Factor ETF		SEI Enhanced Low Volatility U.S. Large Cap ETF
Assets:
Investments, at value†	$13,512		$20,869		$20,370		$11,875
Cash	21		164		81		62
Receivable for investment securities sold	46		—		69		26
Dividends receivable	16		17		27		15
Total Assets	13,595		21,050		20,547		11,978
Liabilities:
Investment advisory fees payable	2		3		3		1
Total Liabilities	2		3		3		1
Net Assets	$13,593		$21,047		$20,544		$11,977
† Cost of investments	$12,481		$19,685		$20,536		$11,518
Net Assets:
Paid-in capital — (unlimited authorization — no par value)	$12,769		$20,714		$21,153		$11,757
Total distributable earnings (accumulated losses)	824		333		(609)		220
Net Assets	$13,593		$21,047		$20,544		$11,977
Net Asset Value, Offering and Redemption Price Per Share	$27.19		$25.51		$24.17		$25.21
	($13,592,936 ÷ 500,000 shares	)	($21,046,766 ÷ 825,000 shares	)	($20,543,697 ÷ 850,000 shares	)	($11,977,018 ÷ 475,000 shares	)

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds

STATEMENTS OF OPERATIONS ($ Thousands)

For the period ended March 31, 2023

	SEI Enhanced U.S. Large Cap Quality Factor ETF†	SEI Enhanced U.S. Large Cap Momentum Factor ETF†	SEI Enhanced U.S. Large Cap Value Factor ETF†	SEI Enhanced Low Volatility U.S. Large Cap ETF†
Investment income:
Dividends	$127	$279	$433	$219
Total investment income	127	279	433	219
Expenses:
Investment advisory fees	13	25	22	14
Total expenses	13	25	22	14
Net investment income	114	254	411	205
Net realized gain (loss) on:
Investments(1)	(96)	(430)	(142)	(112)
Net realized loss	(96)	(430)	(142)	(112)
Net change in unrealized appreciation (depreciation) on:
Investments	1,031	1,184	(166)	357
Net change in unrealized appreciation (depreciation)	1,031	1,184	(166)	357
Net realized and unrealized gain (loss)	935	754	(308)	245
Net increase in net assets resulting from operations	$1,049	$1,008	$103	$450

† The Fund commenced operations on May 18, 2022.

(1) Includes realized gains (losses) as a result of in-kind redemptions (see Note 4 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands)

For the period ended March 31, 2023

	SEI Enhanced U.S. Large Cap Quality Factor ETF(1)	SEI Enhanced U.S. Large Cap Momentum Factor ETF(1)
Operations:
Net investment income	$114	$254
Net realized loss	(96)	(430)
Net change in unrealized appreciation (depreciation)	1,031	1,184
Net increase in net assets resulting from operations	1,049	1,008
Distributions	(75)	(192)
Capital share transactions:
Proceeds from shares issued	14,549	25,408
Cost of shares redeemed	(1,930)	(5,177)
Net increase in net assets derived from capital share transactions	12,619	20,231
Net increase in net assets	13,593	21,047
Net assets:
Beginning of period	—	—
End of period	$13,593	$21,047
Share Transactions:
Shares issued	575	1,025
Shares redeemed	(75)	(200)
Increase in net assets derived from share transactions	500	825

(1) The Fund commenced operations on May 18, 2022.
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds

STATEMENTS OF CHANGES IN NET ASSETS ($ Thousands) (Concluded)

For the period ended March 31, 2023

	SEI Enhanced U.S. Large Cap Value Factor ETF(1)	SEI Enhanced Low Volatility U.S. Large Cap ETF(1)
Operations:
Net investment income	$411	$205
Net realized loss	(142)	(112)
Net change in unrealized appreciation (depreciation)	(166)	357
Net increase in net assets resulting from operations	103	450
Distributions	(281)	(139)
Capital share transactions:
Proceeds from shares issued	25,113	13,574
Cost of shares redeemed	(4,391)	(1,908)
Net increase in net assets derived from capital share transactions	20,722	11,666
Net increase in net assets	20,544	11,977
Net assets:
Beginning of period	—	—
End of period	$20,544	$11,977
Share Transactions:
Shares issued	1,025	550
Shares redeemed	(175)	(75)
Increase in net assets derived from share transactions	850	475

(1) The Fund commenced operations on May 18, 2022.
Amounts designated as "—" are $0 or have been rounded to $0.
The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds

FINANCIAL HIGHLIGHTS

For the period ended March 31, 2023

For a Share Outstanding Throughout the Period

	Net asset value, beginning of period	Net investment income(1)	Net realized and unrealized gains (losses) on securities	Total from operations	Distributions from net investment income	Distributions from realized gains	Total dividends and distributions	Net asset value, end of period	Total Return†	Net assets, end of period ($ Thousands)	Ratio of net expenses to average net assets	Ratio of expenses to average net assets (excluding waivers and reimbursements)	Ratio of net investment income to average net assets	Portfolio turnover†
SEI Enhanced U.S. Large Cap Quality Factor ETF
2023(2)	$24.91	$0.30	$2.19	$2.49	$(0.21)	$–	$(0.21)	$27.19	10.08%	$13,593	0.15%	0.15%	1.35%	40%
SEI Enhanced U.S. Large Cap Momentum Factor ETF
2023(2)	$25.08	$0.33	$0.35	$0.68	$(0.25)	$–	$(0.25)	$25.51	2.74%	$21,047	0.15%	0.15%	1.52%	63%
SEI Enhanced U.S. Large Cap Value Factor ETF
2023(2)	$24.95	$0.58	$(0.97)	$(0.39)	$(0.39)	$–	$(0.39)	$24.17	(1.52)%	$20,544	0.15%	0.15%	2.74%	43%
SEI Enhanced Low Volatility U.S. Large Cap ETF
2023(2)	$24.79	$0.48	$0.25	$0.73	$(0.31)	$–	$(0.31)	$25.21	3.02%	$11,977	0.15%	0.15%	2.24%	24%

(1)	Per share calculated using average shares.
(2)	Commenced operations on May 18, 2022. All ratios for the period have been annualized.
†

Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Exchange Traded Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2023

1. ORGANIZATION

SEI Exchange Traded Funds (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated October 7, 2021.

The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end investment company with four funds: SEI Enhanced U.S. Large Cap Quality Factor ETF, SEI Enhanced U.S. Large Cap Momentum Factor ETF, SEI Enhanced U.S. Large Cap Value Factor ETF and SEI Enhanced Low Volatility U.S. Large Cap ETF (each a “Fund” and together the “Funds”) each of which are diversified Funds. Each Fund’s prospectus provides a description of its investment goal, principal investment strategies and risks. The Funds commenced operations on May 18, 2022. The assets of each Fund are segregated, and an Authorized Participant’s interest is limited to the Fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The Funds are investment companies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies. The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Effective September 8, 2022, and pursuant to the requirements of the 1940 Act and Rule 2a-5, the administrator, as delegated by the Board of Trustees (the “Board”), has the responsibility for the valuation of Fund investments with readily available market quotations in accordance with the Funds’ Valuation and Pricing Policy. The Trust's Board of Trustees has designated SIMC as the Valuation Designee for the Funds pursuant to Rule 2a-5 (the “Rule”) under the 1940 Act. The Valuation Designee has the responsibility for the fair value determination with respect to all Fund investments that do not have readily available market quotations or quotations that are no longer reliable. SIMC has appointed a Valuation

Committee (the “Committee”) and has established a Valuation and Pricing Policy to implement the Rule and the Funds’ Valuation and Pricing Policy (together the “Policy”). Prior to September 8, 2022, fair-value determinations were performed in accordance with the Trust’s Fair Value Procedures established by the Funds’ Board of Trustees and were implemented through a Fair Value Committee designated by the Board.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable Net Asset Value (“NAV”) per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies’ shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company’s NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security’s price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service’s prices will be reliable. SIMC will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds’ administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds’ administrator, in turn, will notify SIMC, as Valuation Designee, if the Funds’ administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Policy provides that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect the valuation of a Fund’s net assets or involve a material departure in pricing methodology from that of a Fund’s existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

SEI Exchange Traded Funds

Securities for which market prices are not "readily available" are valued in accordance with Rule 2a-5 and the Policy.

The Committee must monitor for circumstances that may necessitate that a security be valued using Fair Value Procedures which can include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, (iv) the security has not been traded for an extended period of time, (v) the security's primary pricing source is not able or willing to provide a price, (vi) trading of the security is subject to local government-imposed restrictions; or (vii) a significant event (as defined below). When a security is valued in accordance with the Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the type of security or asset, (ii) the last trade price, (iii) evaluation of the forces that influence the market in which the security is purchased and sold, (iv) the liquidity of the security, (v) the size of the holding in a Fund or (vi) any other appropriate information.

The Committee is responsible for selecting and applying, in a consistent manner, the appropriate methodologies for determining and calculating the fair value of holdings of the Funds, including specifying the key inputs and assumptions specific to each asset class or holding.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. As of March 31, 2023, there were no fair valued securities held by the Funds.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The valuation techniques used by the Funds to measure fair value during the period ended March 31, 2023 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the period ended March 31, 2023, there have been no significant changes to the inputs or the Trust’s fair valuation methodologies.

Security Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/ or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which is not materially different from the effective interest method. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash

SEI Exchange Traded Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(i) market value of investment securities, assets and liabilities at the current rate of exchange; and

(ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investment securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and all net realized capital gains, if any, at least annually. All dividends and distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Creation Units — The Funds issue and redeem their shares (“Shares”) on a continuous basis at NAV and only in large blocks of Shares referred to as “Creation Units”. Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS, AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SIMC serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund. Pursuant to the Investment Advisory Agreement entered into with the Trust, SIMC has agreed to pay all Fund expenses, except for the fees paid to SIMC for advisory services, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, distribution fees or expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (if any), fees and expenses of the Board of Trustees, litigation expenses and any extraordinary expenses.

SEI Investments Global Funds Services (the “Administrator”) is the administrator for the Funds.

SEI Exchange Traded Funds

SEI Investments Distribution Co. (the “Distributor”) is the distributor of creation units. The Funds have adopted a Distribution and Servicing Plan (the Plan). The Plan permits each Fund to pay the Distributor, or its designee, a fee for the sale and distribution and/or shareholder servicing of the shares at an annual rate of up to 0.25% of average daily net assets of the shares of the Fund ("12b-1 fee"). However, payment of a 12b-1 fee has not been authorized at this time.

The following table reflects each Fund’s contractual Advisory Fee (expressed as an annual rate). The rates shown are fixed rates based on each Fund’s daily net assets.

Advisory Fee
SEI Enhanced U.S. Large Cap Quality Factor ETF	0.150%
SEI Enhanced U.S. Large Cap Momentum Factor ETF	0.150%
SEI Enhanced U.S. Large Cap Value Factor ETF	0.150%
SEI Enhanced Low Volatility U.S. Large Cap ETF	0.150%

Brokerage Commissions Paid to Affiliates — The Distributor may receive compensation on fund transactions effected for the Trust in accordance with the rules of the Securities and Exchange Commission (“SEC”). Accordingly, it is expected that fund transactions may result in brokerage commissions being paid to the Distributor. The SEC rules require that such commissions not exceed usual and customary commissions.

There were no such commissions for the period ended March 31, 2023.

Payment to Affiliates — Certain Officers and Trustees of the Trust are also Officers and/or Directors of the Administrator, Adviser and/or the Distributor.

The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Distributor pays compensation of Officers and affiliated Trustees.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers.

4. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, excluding in-kind transactions and short-term securities during the period ended March 31, 2023*, were as follows:

	SEI Enhanced U.S. Large Cap Quality Factor ETF ($ Thousands)	SEI Enhanced U.S. Large Cap Momentum Factor ETF ($ Thousands)	SEI Enhanced U.S. Large Cap Value Factor ETF ($ Thousands)	SEI Enhanced Low Volatility U.S. Large Cap ETF ($ Thousands)
Purchases
U.S. Government	$—	$—	$—	$—
Other	3,985	12,211	7,426	2,517
Sales
U.S. Government	—	—	—	—
Other	4,040	12,235	7,498	2,526

For the period ended March 31, 2023*, in-kind transactions associated with creations and redemptions were as follows:

	Purchases ($ Thousands)	Sales ($ Thousands)	Realized Gain ($ Thousands)
SEI Enhanced U.S. Large Cap Quality Factor ETF	$14,514	$1,881	$245
SEI Enhanced U.S. Large Cap Momentum Factor ETF	25,308	5,158	644
SEI Enhanced U.S. Large Cap Value Factor ETF	25,062	4,313	500
SEI Enhanced Low Volatility U.S. Large Cap ETF	13,539	1,899	147

* Funds commenced operations on May 18, 2022.

5. FEDERAL TAX INFORMATION:

It is each Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income

(including net capital gains). Accordingly, no provision for Federal income taxes is required.

The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such

SEI Exchange Traded Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2023

taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital and distributable earnings, as appropriate, in the period that the differences arise.

The permanent differences that is charged or credited to Paid In Capital and Distributable Earnings are primarily related to redemptions in-kind and have been reclassified to/from the following accounts as of March 31, 2023:

	Paid-In Capital ($ Thousands)	Distributable Earnings (Loss) ($ Thousands)
SEI Enhanced U.S. Large Cap Quality Factor ETF	$150	$(150)
SEI Enhanced U.S. Large Cap Momentum Factor ETF	483	(483)
SEI Enhanced U.S. Large Cap Value Factor ETF	431	(431)
SEI Enhanced Low Volatility Large Cap ETF	91	(91)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions paid during the fiscal years or periods ended March 31, 2023 were as follows:

	Ordinary Income ($ Thousands)	Long-Term Capital Gain ($ Thousands)	Total ($ Thousands)
SEI Enhanced U.S. Large Cap Quality Factor ETF
2023	$75	$—	$75
SEI Enhanced U.S. Large Cap Momentum Factor ETF
2023	192	—	192
SEI Enhanced U.S. Large Cap Value Factor ETF
2023	281	—	281
SEI Enhanced Low Volatility U.S. Large Cap ETF
2023	139	—	139

As of March 31, 2023, the components of Distributable Earnings/(Accumulated Losses) were as follows:

	Undistributed Ordinary Income ($ Thousands)	Undistributed Long-Term Capital Gain ($ Thousands)	Capital Loss Carryforwards ($ Thousands)	Post October Losses ($ Thousands)	Late Year Ordinary Losses ($ Thousands)	Unrealized Appreciation (Depreciation) ($ Thousands)	Other Temporary Differences ($ Thousands)	Total Distributable Earnings (Accumulated Losses) ($ Thousands)
SEI Enhanced U.S. Large Cap Quality Factor ETF	$40	$—	$(185)	$—	$—	$970	$(1)	$824
SEI Enhanced U.S. Large Cap Momentum Factor ETF	63	—	(858)	—	—	1,127	1	333
SEI Enhanced U.S. Large Cap Value Factor ETF	130	—	(296)	—	—	(443)	—	(609)
SEI Enhanced Low Volatility U.S. Large Cap ETF	67	—	(167)	—	—	321	(1)	220

SEI Exchange Traded Funds

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Losses carried forward are as follows:

	Short-Term	Long-Term	Total Capital Loss Carryforwards ($ Thousands)
SEI Enhanced U.S. Large Cap Quality Factor ETF	$185	$—	$185
SEI Enhanced U.S. Large Cap Momentum Factor ETF	858	—	858
SEI Enhanced U.S. Large Cap Value Factor ETF	296	—	296
SEI Enhanced Low Volatility U.S. Large Cap ETF	167	—	167

For Federal income tax purposes, the cost of securities owned at March 31, 2023, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at March 31, 2023, was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation/ (Depreciation) ($ Thousands)
SEI Enhanced U.S. Large Cap Quality Factor ETF	$12,542	$1,212	$(242)	$970
SEI Enhanced U.S. Large Cap Momentum Factor ETF	19,742	1,724	(597)	1,127
SEI Enhanced U.S. Large Cap Value Factor ETF	20,813	1,376	(1,819)	(443)
SEI Enhanced Low Volatility U.S. Large Cap ETF	11,554	822	(501)	321

6. CONCENTRATION/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

To the extent consistent with its Investment Strategy, a Fund may have one of more of the following principal risks:

Equity Securities Risk — Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes.

Quality Securities Risk — There is no guarantee that the past performance of stocks that SIMC determines are quality will continue. Companies that issue these stocks may experience lower than expected returns or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.

Momentum Securities Risk — Stocks that previously exhibited high momentum characteristics may not experience positive momentum or may experience more volatility than the market as a whole.

Value Securities Risk — Securities issued by companies that may be perceived as undervalued may fail to appreciate for long periods of time and may never realize their full potential value. SIMC may be unsuccessful in identifying undervalued securities. Value securities have generally performed better than non-value securities during periods of economic recovery (although there is no assurance that they will continue to do so). Value securities may go in and out of favor over time.

Volatility Risk — Although SIMC seeks to construct a portfolio with lower volatility than the broad U.S. large cap equity market, there is no guarantee that SIMC will be successful. As a result, the Fund may not be any less volatile than the market as a whole, and could be more volatile.

Quantitative Investing Risk — Due to the significant role technology plays in quantitative strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. Utility interruptions or other key systems

SEI Exchange Traded Funds

NOTES TO FINANCIAL STATEMENTS (Concluded)

March 31, 2023

outages also can impair the performance of quantitative investment strategies.

Large-Capitalization Companies Risk — Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions, may be more mature and may be subject to more limited growth potential compared with smaller capitalization companies.

Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. The Funds’ market price may deviate from the value of the Funds’ underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for a Fund quoted during the day or a premium or discount in the closing price from the Funds’ NAV.

Risk of Investing in the U.S. — Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Funds have exposure.

Issuer Risk — The performance of the Funds depends on the performance of individual securities to which the Funds have exposure. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the Funds to decline.

Market Trading Risk — The Funds face numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. Active trading markets for the Funds’ shares may not be developed or maintained by market makers or Authorized Participants (as defined below). Authorized Participants are not obligated to make a market in the Funds’ shares or to submit purchase or redemption orders for Creation Units (as defined below). In times of market stress, market makers or Authorized Participants may step away from their respective roles, which could lead to variances between the market price of the Funds’ shares and its underlying NAV. Trading in shares on an exchange may be halted in certain circumstances. If a trading halt occurs, a shareholder may temporarily be unable to purchase or sell shares of the Funds. Any of these factors could lead the Funds’ shares to trade at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the Funds in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market, particularly during times of market stress. SIMC cannot predict whether shares will trade above (premium), below (discount) or at NAV or whether the spread between bid and ask prices will widen. In addition, there can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the Funds will continue to be met.

Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible bonds may be more sensitive to changes in interest rates than stocks. Convertible bonds may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environment.

Warrants and Rights Risk — Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Funds will lose any amount paid for the warrant or right.

Liquidity Risk — In stressed market conditions, the market for a Funds’ shares may become less liquid in response to deteriorating liquidity in the markets for the Funds’ underlying portfolio holdings. This adverse effect on liquidity for the Funds’ shares in turn could lead to differences between the market price of the Funds’ shares and its underlying NAV and/or widening the spread between bid and ask prices.

Management Risk — SIMC may not successfully implement the Funds’ investment strategies and, as a result, the Funds may not meet their investment objective and/or underperform other investment vehicles with similar investment objectives and strategies.

Operational Risk — The Funds are exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing

SEI Exchange Traded Funds

and communication errors, errors of the Funds’ service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures.

New Fund Risk — The Funds are new funds, with a limited operating history, which may result in additional risks for investors in the Funds. There can be no assurance that the Funds will grow to an economically viable size, in which case the Funds may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

Authorized Participant Concentration Risk — Only broker-dealers (referred to as “Authorized Participants” or “APs”) that have executed authorized participation agreements with respect to the Trust may engage in creation or redemption transactions directly with the Funds, and no AP is obligated to engage in creation and/or redemption transactions. To the extent that APs exit the business or are unable to proceed with orders, Fund shares may be more likely to trade at a premium or discount to NAV, have wider spreads between bid and ask prices or face trading halts or delisting.

Cybersecurity Risk — Failures or breaches of the electronic systems of the Funds, SIMC, the Fund’s distributor, and other service providers, market makers, APs or the issuers of securities in which the Funds invest have the ability to cause disruptions, negatively impact the Funds’ business operations and/or potentially result in financial losses to the Funds and their shareholders.

Pandemic Risk — An outbreak of illness across the globe can cause travel restrictions, disruption of healthcare systems, prolonged quarantines, cancellations, supply chain disruptions, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic impacts. Certain markets can experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs as a result of a pandemic. These events will have an impact on the Funds and their investments and could impact the Funds’ ability to purchase or sell securities or cause increased premiums or discounts to the Funds’ NAV.

7. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosure and/or adjustments were required to the financial statements as of March 31, 2023.

SEI Exchange Traded Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

SEI Exchange Traded Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SEI Exchange Traded Funds, comprised of SEI Enhanced U.S. Large Cap Quality Factor ETF, SEI Enhanced U.S. Large Cap Momentum Factor ETF, SEI Enhanced U.S. Large Cap Value Factor ETF, and SEI Enhanced Low Volatility U.S. Large Cap ETF (collectively, the Funds), including the schedules of investments, as of March 31, 2023, the related statements of operations and changes in net assets for the period from May 18, 2022 (commencement of operations) through March 31, 2023, and the related notes (collectively, the financial statements) and the financial highlights for the period from May 18, 2022 through March 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2023, the results of their operations and the changes in their net assets for the period from May 18, 2022 through March 31, 2023, and the financial highlights for the period from May 18, 2022 through March 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

May 25, 2023

SEI Exchange Traded Funds

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of March 31, 2023.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	Chairman of the Board of Trustees*	since 2022	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	96

President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust from 1989 to 2016. President, Chief Executive Officer and Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The KP Funds from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust from 2015 to 2018. Vice Chairman of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds and Catholic Responsible Investments Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

William M. Doran One Freedom Valley Drive Oaks, PA 19456 82 yrs. old	Trustee*	since 2022	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.	96

Director of SEI Investments since 1985; Secretary of SEI Investments since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O'Connor EQUUS (closed-end investment company) from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II from 1991 to 2018. Trustee of Bishop Street Funds from 2006 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of Schroder Series Trust and Schroder Global Series Trust from 2017 to 2021. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Exchange Traded Funds

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served [1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
TRUSTEES
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 65 yrs. old	Trustee	since 2022	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James M. Williams One Freedom Valley Drive Oaks, PA 19456 75 yrs. old	Trustee	since 2022	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	96

Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 79 yrs. old	Trustee	since 2022	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2005.	96

Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the boards of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 68 years old	Trustee	since 2022	Retired since July 2015. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women's Foundation from 2012 to 2017. Member of the Ernst & Young LLP Retirement Investment Committee, 2009-2015. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Prudential, 1983-1997.	96

Trustee of SEI Insurance Products Trust from 2015 to 2020. Trustee/Director of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust, SEI Catholic Values Trust and SEI Exchange Traded Funds.

James B. Taylor One Freedom Valley Drive Oaks, PA 19456 72 years old	Trustee	since 2022	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee of Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer for Southern Benefits Conference from 1998 to 2000.	96

Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 64 years old	Trustee	since 2022	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	96

Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust and SEI Exchange Traded Funds.

Thomas Melendez One Freedom Valley Drive Oaks, PA 19456 63 years old	Trustee	since 2022	Retired since 2019. Investment Officer and Institutional Equity Portfolio Manager at MFS Investment Management from 2002 to 2019. Director of Emerging Markets Group, General Manager of Operations in Argentina and Portfolio Manager for Latin America at Schroders Investment Management from 1994 to 2002.	90

Trustee of Boston Children’s Hospital, The Partnership Inc. and Brae Burn Country Club (non-profit organizations). Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Exchange Traded Funds and Adviser Managed Trust. Independent Consultant of New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Exchange Traded Funds

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years[2]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 76 yrs. old	President and CEO	since 2022	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Ankit Puri One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Controller and Chief Financial Officer	since 2022

Director, Fund Accounting, SEI Investments Global Funds Services since July 2021. Associate Director, Fund Accounting Policy, Vanguard from September 2020 – June 2021. Senior Manager, Ernst & Young LLP, October 2017 – August 2020.

				N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 48 yrs. old	Assistant Controller	since 2022	Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Stephen Panner One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2022

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund, L.P., The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

				N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 54 yrs. old	Vice President and Secretary	since 2022

Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

				N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Vice President and Assistant Secretary	since 2022

General Counsel and Secretary of SEI Institutional Transfer Agent, Inc. since 2020. Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. from 2009-2020. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.

				N/A	N/A
Katherine Mason One Freedom Valley Drive Oaks, PA 19456 43 yrs. old	Vice President and Assistant Secretary	since 2022	Consulting Attorney, Hirtle, Callaghan & Co. from October 2021 – June 2022. Attorney, Stradley Ronon Stevens & Young from September 2007 – July 2012.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 55 yrs. old	Vice President	since 2022	Director of Global Investment Product Management since January 2004.	N/A	N/A
Donald Duncan One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2023

Anti-Money Laundering Compliance Officer and Privacy Officer of SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds since 2023. Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

				N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust, New Covenant Funds and SEI Exchange Traded Funds.

SEI Exchange Traded Funds

DISCLOSURE OF FUND EXPENSES (Unaudited)

March 31, 2023

All exchange traded funds (“ETFs”) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for, ETF management, portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of their investment in an ETF.

Operating expenses such as these are deducted from the ETF’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your ETF and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period October 1, 2022 to March 31, 2023.

The table on this page illustrates your ETF’s costs in two ways:

●    Actual ETF return. This section helps you to estimate the actual expenses after fee waivers that your ETF incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the ETF, and the “Ending Account Value” number is derived from deducting that expense cost from the ETF’s gross investment return.

You can use this information, together with the actual amount you invested in the ETF, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your ETF under “Expenses Paid During Period”.

●    Hypothetical 5% return. This section helps you compare your ETF’s costs with those of other mutual funds. It assumes that the ETF had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your ETF’s comparative cost by comparing the hypothetical result for your ETF in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your ETF’s actual return — the account values shown may not apply to your specific investment.

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period *
SEI Enhanced U.S. Large Cap Quality Factor ETF
Actual Fund Return
$1,000.00	$1,172.30	0.15%	$0.81
Hypothetical 5% Return
$1,000.00	$1,024.18	0.15%	$0.76
SEI Enhanced U.S. Large Cap Momentum Factor ETF
Actual Fund Return
$1,000.00	$1,100.00	0.15%	$0.79
Hypothetical 5% Return
$1,000.00	$1,024.18	0.15%	$0.76

Beginning Account Value 10/1/22	Ending Account Value 3/31/23	Annualized Expense Ratios	Expenses Paid During Period *
SEI Enhanced U.S. Large Cap Value Factor ETF
Actual Fund Return
$1,000.00	$1,137.30	0.15%	$0.80
Hypothetical 5% Return
$1,000.00	$1,024.18	0.15%	$0.76
SEI Enhanced Low Volatility U.S. Large Cap ETF
Actual Fund Return
$1,000.00	$1,142.50	0.15%	$0.80
Hypothetical 5% Return
$1,000.00	$1,024.18	0.15%	$0.76

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect a full one-half year period).

SEI Exchange Traded Funds

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

March 31, 2023

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 20-22, 2023, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program remains reasonably designed to assess and manage each Fund’s liquidity risk and that the Program adequately and effectively managed each Fund’s liquidity risk during the 2022 calendar year. The SIMC Liquidity Risk Oversight Committee also reported that with respect to the Trust there were no reportable liquidity events during the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

SEI Exchange Traded Funds

BOARD OF TRUSTEES’ CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)

SEI Exchange Traded Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). The management and affairs of the Trust are supervised by the Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of an advisory agreement be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of the Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In connection with their consideration of the initial approval and such renewals, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to renew the Advisory Agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve the existing Advisory Agreement between the Trust and SIMC with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC, including information relating to its affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to renew the Trust’s Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds compared with fees charged to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of funds prepared by Broadridge, an independent provider of investment company data that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”); (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance for the year ended December 31, 2022 compared with peer groups of funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 20-22, 2023 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s renewal was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support the renewal of the Advisory Agreement.

SEI Exchange Traded Funds

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection of criteria. In assessing Fund performance, the Trustees considered the Broadridge Report. The Broadridge Report included metrics on net total return for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support the renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees reviewed the annual management fee of 0.15% for each Fund, noting that SIMC, in addition to providing advisory services to the Funds, pays all of the operating expenses of the Funds, except the management fees, interest expenses, dividend and other expenses on securities sold short, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions (including brokerage commissions), acquired fund fees and expenses, distribution fees or expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (if any), fees and expenses of the Board, litigation expenses and any extraordinary expenses. Based on discussion at the meetings, the Trustees determined that the fees and expenses were below the average for the respective comparison peer group. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported the renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered the compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported the renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

SEI Exchange Traded Funds

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a March 31, 2023, taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 2023, taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended March 31, 2023, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

	(A) Return of Capital	(B) Long Term Capital Gains Distributions (Tax Basis)	(C) Ordinary Income Distributions (Tax Basis)	(D) Total Distributions (Tax Basis)	(E) Dividends Qualifying for Corporate Dividends Rec. Deduction(1)	(F) Qualifying Dividend Income (15% Tax Rate for QDI)(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends(5)
SEI Enhanced U.S. Large Cap Quality Factor ETF	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
SEI Enhanced U.S. Large Cap Momentum Factor ETF	0.00%	0.00%	100.00%	100.00%	88.18%	86.76%	0.00%	0.00%	0.00%
SEI Enhanced U.S. Large Cap Value Factor ETF	0.00%	0.00%	100.00%	100.00%	94.11%	98.42%	0.00%	0.00%	0.00%
SEI Enhanced Low Volatility U.S. Large Cap ETF	0.00%	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1) “Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.

(2) “Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. It is the intention of the Fund to designate the max amount permitted by law.

(3) “U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” is reflected as a percentage of ordinary income distribution. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage of this column represents the amount of “Short Term Capital Gain Dividend” is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

Items (A), (B), (C) and (D) are based on the percentage of each fund’s total distribution.

Items (E) and (F) are based on the percentage of “Ordinary Income Distributions.”

Item (G) is based on the percentage of gross income of each Fund.

Item (H) is based on the percentage of net investment income distributions.

Item (I) is based on the percentage of short-term capital gains distributions.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

SEI Exchange Traded Funds

SEI Exchange Traded Funds / Annual Report / March 31, 2023

Trustees

Robert A. Nesher, Chairman

William M. Doran

Nina Lesavoy

James M. Williams

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Thomas Melendez

Officers

Robert A. Nesher

President and Chief Executive Officer

Ankit Puri

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Stephen Panner

Chief Compliance Officer

Timothy D. Barto

Vice President and Secretary

David F. McCann

Vice President and Assistant Secretary

Katherine Mason

Vice President and Assistant Secretary

Stephen G. MacRae

Vice President

Donald Duncan

Anti-Money Laundering Compliance Officer

and Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

SEI-ETF (3/23)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote and Hubert L. Harris, Jr. Ms. Cote and Mr. Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal year 2023 as follows:

		Fiscal Year 2023
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$60,000	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0
(c)	Tax Fees (2)	$0	$0	$0
(d)	All Other Fees(3)	$0	$287,250	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees include amounts related to tax compliance and consulting services.
(3)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Fiscal 2023
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal year were $287,250. Non-audit fees consist of a SSAE No. 16 review of fund accounting and administration operations.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the "Committee") currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee's Charter, adopted on June 18, 2004, as amended, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Exchange Traded Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

Date: June 5, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President and Chief Executive Officer

Date: June 5, 2023

By	/s/ Ankit Puri
Ankit Puri
Controller and Chief Financial Officer

Date: June 5, 2023